UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 811 Louisiana Street, Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed in a Current Report on Form 8-K filed by Dune Energy, Inc. (the “Company”) on March 12, 2015 and in subsequent Current Reports on Form 8-K filed by the Company thereafter, the Company and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Western District of Texas, Austin Division (the “Bankruptcy Court”) on March 8, 2015 seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Dune Energy, Inc., et al”, Case No. 15-10336 (the “Chapter 11 Cases”).

On July 27, 2015, as previously disclosed, the Debtors closed on the sale of substantially all of the Debtors’ assets (the “Asset Sale”) pursuant to that certain Purchase and Sale Agreement dated as of June 24, 2015, as amended, with White Marlin Oil and Gas Company, LLC and that certain Purchase and Sale Agreement dated as of June 30, 2015, as amended, with Trimont Energy (NOW), LLC and assigned to Trimont Energy (BL), LLC and Trimont Energy (GIB), LLC.

On August 20, 2015, the Debtors filed with the Bankruptcy Court (1) a proposed plan of liquidation (as may be amended, modified or supplemented from time to time, the “Proposed Plan”) for the resolution of the outstanding claims against and interests in the Debtors pursuant to section 1121(a) of the Bankruptcy Code and (2) a related proposed disclosure statement (as may be amended, modified or supplemented from time to time, the “Proposed Disclosure Statement”).

Copies of the filed Proposed Plan and related Proposed Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments to the Proposed Plan, third-party actions, or otherwise. The Proposed Plan is subject to acceptance by certain of the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. Although certain of the Debtors’ creditors have indicated their support for the Proposed Plan, there can be no assurances that the creditors of the Debtors will accept the Proposed Plan, or that the Bankruptcy Court will approve the Proposed Disclosure Statement or confirm the Proposed Plan.

On August 18, 2015, the Bankruptcy Court entered an Order approving procedures for the solicitation of acceptances of the Proposed Plan and scheduling a combined hearing (the “Hearing”) to consider approval of the Proposed Disclosure Statement and confirmation of the Proposed Plan. On August 20, 2015, the Debtors served solicitation materials on creditors entitled to vote to accept or reject the Plan. At the Hearing, the Bankruptcy Court will consider whether to approve the Proposed Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors’ books and records, that would enable a hypothetical investor typical of the holders of claims against the Debtors to make an informed judgment about the Proposed Plan. The Bankruptcy Court will also consider whether the Proposed Plan meets the requirements for confirmation under the Bankruptcy Code. If confirmed by the Bankruptcy Court, the Proposed Plan will govern how claims against and equity interests in the Debtors will be treated.

Cautionary Statements Regarding the Chapter 11 Cases

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The Proposed Plan contemplates that the holders of the Company’s capital stock will receive no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections, as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “may”, “predict”, “will”, “would”, “could”, “should”, “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plan of liquidation with respect to the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases; increased legal costs related to the Chapter 11 Cases and other litigation; and other risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and quarterly and current reports on Form 10-Q and 8-K filed with the U.S. Securities and Exchange Commission. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Limitation on Incorporation by Reference

The information included in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Additional Information Regarding the Chapter 11 Cases

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at https://cases.primeclerk.com/duneenergy/.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Proposed Chapter 11 Plan of Dune Energy, Inc., et al., dated August 20, 2015

99.2	Proposed Disclosure Statement with Respect to Proposed Chapter 11 Plan of Dune Energy, Inc., et al., dated August 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: August 25, 2015	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer